OPTION AGREEMENT REGARDING
                       NEGOR RR CEMENT CORPORATION PROJECT

     THIS OPTION AGREEMENT REGARDING NEGOR RR CEMENT CORPORATION PROJECT ("Agreement") is made and entered into this 16th day of July, 1998, by and between Nevada Utah Gold Inc., a Nevada corporation ("Company"), and Negor RR Cement Corporation, a Philippine corporation ("Negor").

                                    RECITALS

     A. The Company and Negor, and each of them, desire that upon the occurrence of certain events, which events will be specified later in this Agreement, that they make certain of their resources available for the formation and operation of (i) a mining company ("Mining Company") and (ii) a cement manufacturing company ("Manufacturing Company"), on the terms and subject to the conditions specified in this Agreement.

     B. The exploitation and mining of the claims which will be assigned to the Mining Company pursuant to the provisions of this Agreement and the manufacturing of cement by the Manufacturing Company, for convenience, shall be referred to in this Agreement as the "Project".

     C. The Company and Negor, and each of them, desire that Negor contribute to the Mining Company, at such time as the Mining Company is formed, all of the Acquired Claims (as that term is defined by the provisions of Section 1.1 of this Agreement).

     D. The Company and Negor, and each of them, desire that the Company provide the funds necessary to (i) cause the (a) Mining Company and (b) Manufacturing Company to be formed and operated and (ii) finance the operations of the Project.

     E. The Company and Negor, and each of them, desire that the Acquired Claims be used as collateral for credit enhancement purposes for any loan or other indebtedness incurred for funds necessary or appropriate to finance the operations of the Project.

NOW, THEREFORE, IN CONSIDERATION OF TUE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE

HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS
FOLLOWS:

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement, the terms specified below in this Article I shall have the definitions and meanings specified immediately after those terms, unless a different and common meaning of a term is clearly indicated by the context, and variants and derivatives of the following terms shall have correlative meanings. To the extent that certain of the definitions and meanings specified below suggest, indicate, or express agreements between or among parties to this Agreement, or specify representations or warranties or covenants of a party, the parties agree to the same, by execution of this Agreement. The parties to this Agreement agree that agreements, representations, warranties, and covenants expressed in any part or provision of this Agreement shall for all purposes of this Agreement be treated in the same manner as other such agreements, representations, warranties, and covenants specified elsewhere in this Agreement, and the article, section or paragraph of this Agreement within which such an agreement, representation, warranty, or covenant is specified shall have no separate meaning or effect on the same.

     1.1 "Acquired Claims". The mining claims of Negor to be acquired by the Mining Company pursuant to the provisions of this Agreement and all other assets, properties and interests of Negor, tangible or intangible (including contractual, warranty, and other rights), the use or value of which is inextricably related to or connected with to those mining claims, or which relate to or result from transactions of Negor involving those mining claims, including, but not limited to, the ECC (as that term is defined by the provisions of Section 1.13 of this Agreement) and the MPSA (as that term is defined by the provisions of Section 1.17 of this Agreement)

     1.2 "Affiliate". When used with respect to a person, an "affiliate" of that person is a person controlling, controlled by, or under common Control with that person.

     1.3 "Agreement. This Option Agreement Regarding Negor RR Cement Corporation Project, including all of its schedules and exhibits and all other documents specifically referred to in this Agreement that have been or are to be delivered by a party to this Agreement to the other party to this Agreement in connection with the Transaction or this Agreement, and including all duly adopted amendments, modifications, and supplements to or of this Agreement and such schedules, exhibits and other documents.

     1.4 "BMG". The Bureau of Mines and Geosciences Division of the DENR.

     1.5 "Business Day". Any day that is not a Saturday, Sunday, or a day on which banks in Las Vegas, Nevada, are authorized to close.

     1.6 "Closing". The completion and consummation of the Transaction, to occur as contemplated by the provisions of Article II of this Agreement.

     1.7 "Closing Date". The date on which the Closing actually occurs, which shall not in any event be prior to satisfaction or waiver of the conditions to Closing specified by the provisions of Article VIII of this Agreement.

     1.8 "Closing Time". The time at which the Closing actually occurs. All events that are to occur at the Closing Time shall, for all purposes, be deemed to occur simultaneously, except to the extent, if at all, that a specific order of occurrence is otherwise described.

     1.9 "Commission". The United States of America Securities and Exchange Commission.

     1.10 "Control". Generally, the power to direct the management or affairs of a person.

     1.11  "DENR".   The  Philippine   Department  of  Environment  and  Natural
Resources.

     1.12 "ECC". The Environmental Compliance Certificate issued by the DENR.

     1.13 "Financial Statements". The balance sheet, income statement, statement of stockholders' equity and statement of cash flows or, in each instance, equivalent statements as commonly provided to shareholders of Negor.

     1.14 "GAAP". Generally Accepted Accounting Principles required by the Commission, as in effect on the date of any statement, report or determination that purports to be, or is required to be, prepared or made in accordance with GAAP. All references in this Agreement to financial statements prepared in accordance with GAAP shall be defined and mean in accordance with GAAP consistently applied throughout the periods to which reference is made.

     1.15 "Manufacturing Facilities". All easements, rights of way, licenses, grants, rights, warehouses, stores, plants, production facilities, manufacturing facilities, equipment,  furniture,  buildings,  utility facilities,  pumps,  drains,  pipes, fittings, vehicles, tools, machinery, garages, out buildings, storage facilities, processing facilities, fixtures and improvements owned or leased by the Manufacturing Company or otherwise used by the Manufacturing Company in connection with the operation of its business, or leased or subleased by the Manufacturing Company to other persons.

     1.16 "MPSA". The Mineral Production Sharing Agreement to which Negor and the BMG are parties.

     1.17 "Transaction". That series of transactions and events contemplated and specified by the provisions of Section 2.1 of this Agreement.

                                   ARTICLE II
                                 THE TRANSACTION

     2.1 The Transaction. On the Closing Date, and at the Closing Time, subject in all instances to each of the terms, conditions, provisions and limitations specified by the provisions of this Agreement:

          2.1.1 Conveyance of Claims. Negor shall grant, transfer, convey, and assign to the Mining Company, by instruments satisfactory in form and substance to the Mining Company and its counsel, and the Mining Company shall acquire from Negor, the Acquired Claims.

          2.1.2 Appointment of Members of Board of Directors of the Mining Company. Negor shall be entitled to appoint two (2) members of the Board of Directors of the Mining Company, which Board of Directors shall have at least six (6) members.

          2.1.3 Appointment of Member of Board of Directors of the Manufacturing Company. Negor shall be entitled to appoint one (1) member of the Board of Directors of the Manufacturing Company, which Board of Directors shall have at least eight (8) members.

          2.1.4 Raw Material Supply Agreement. The Mining Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to the Manufacturing Company, an agreement for the sale by the Mining Company to the Manufacturing Company of limestone, shale and related products on the terms and subject to the conditions satisfactory to the Mining Company Manufacturing Company, and each of them.

          2.1.5 Assignment of Management of Mine Operations. The Mining Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to the Manufacturing Company, any and all documents and other instruments necessary or appropriate to assign to the Manufacturing Company the sole and exclusive unfettered right and authority to finance, manage and supervise mining operations for the Project.

          2.1.6 Option to Acquire Common Stock. The Company shall enter into, sign and deliver, or cause to be entered into, signed and delivered to Negor, any and all documents and instruments necessary or appropriate to vest in Negor the unfettered full and complete option to acquire, for and during that period of four (4) years following the date of acceptance by the Company of a commercial feasibility study and report for the Project, which study and report are sufficient to enable the Company to obtain any and all funds necessary or appropriate to finance the development and operation of the Project, that number of shares of the Company's $.001 par value common stock equal to the lesser of (a) two million (2,000,000) such shares, or (b) equal to ten percent (10%) of the then issued and outstanding shares of that common stock, at a purchase price of Five United States Dollars ($5.00) per share.

          2.1.7 Acquisition by Negor of Ownership Interest in the Manufacturing Company. The Manufacturing Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to Negor any and all documents and other instruments necessary or appropriate to vest in Negor a free, carried ownership interest in the Manufacturing Company equal to ten percent (10%). As a result of such ownership interest, Negor shall be entitled to have allocated to it ten percent (10%) of the net profits, losses and credits of the Manufacturing Company.

          2.1.8 Acquisition by the Company of Ownership Interest iii the Manufacturing Company by the Company. The Manufacturing Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to the Company any and all documents and other instruments necessary or appropriate to vest in the Company an ownership interest in the Manufacturing Company equal to ninety percent (90%). As a result of such ownership interest, the Company shall be entitled to have allocated to it ninety percent (90%) of the net profits, losses and credits of the Manufacturing Company.

          2.1.9 Ownership Interest of Negor in the Mining Company. The Mining Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to Negor any and all documents and other instruments appropriate to vest in Negor an ownership interest in the Mining Company equal to forty percent (40%). As a result of such ownership interest, Negor shall be entitled to have allocated to it forty percent (40%) of the net profits, losses and credits of the Mining Company.

          2.1.10 Ownership Interest of the Company in the Mining Company. The Mining Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to the Company any and all documents and other instruments necessary or appropriate to vest in the Company an ownership interest in the Mining Company equal to forty percent (40%). As a result of such ownership interest, the Company shall be entitled to have allocated to it forty percent (40%) of the net profits, losses and credits of the Mining Company.

          2.1.11 Ownership Interest of Third Party in the Mining Company. The Mining Company shall prepare, sign and deliver, or cause to be prepared, signed and delivered, to one or more third party investors any and all documents and other instruments necessary or appropriate to vest collectively in those third party investors an ownership interest in the Mining Company equal to twenty percent (20%). As a result of such ownership interest, those third party investors shall be entitled to have allocated to it twenty percent (20%) of the net profits, losses and credits of the Manufacturing Company.

          2.1.12 Supply Agreement. The Manufacturing Company and the Mining Company, and each of them, shall prepare, sign and deliver, or cause to be prepared, signed and delivered to each other, an agreement pursuant to which the Mining Company will supply to the Manufacturing Company any and all raw materials which the Manufacturing Company will require to manufacture cement and related products ("Supply Agreement"). The amount paid by the Manufacturing Company to the Mining Company for those raw materials, pursuant to the provisions of the Supply Agreement, shall be the costs of the Mining Company to mine and produce those raw materials, plus a modest profit to be agreed upon by the Mining Company and the Manufacturing Company, and each of them.

     2.2 Calculation of Net Profits, Losses and Credits. For purposes of this Agreement, any and all net profits, losses and credits shall be determined using GAAP.

     2.3 Closing. The Closing shall occur at the offices of Dativa Dimaano Sangalang, 2201 0MM Citra Building, San Miguel Avenue, Ortigas Center, Pasig City, Philippines, at 10:00 A.M., local time, on that date which is two (2) business days immediately after the date upon which all conditions precedent to the Closing shall occur, or at place and time as the Company and Negor may agree upon, on the Closing Date.

     2.4 Relationships. The relationships and business affairs and dealings between and among the Mining Company and the Manufacturing Company shall have a term of fifty (50) years and shall be renewed for the maximum periods permitted by law. Negor, the Company, the Mining Company, and the Manufacturing Company, and each of them, are independent entities, with separate and independent businesses and operations. Negor, the Company, the Mining Company and the Manufacturing Company, and each of them, are interested only in the results obtained by each other, and each shall have the sole control of the manner and means of conducting is respective business and operations. Neither Negor, the Company, the Mining Company nor the Manufacturing Company shall have the right to require any person to take any action which would jeopardize the independent relationships between Negor, the Company, the Mining Company and the Manufacturing Company, and each of them.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of Negor created by the provisions of this Agreement.

     4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing, and in good standing pursuant to the laws of Nevada. The Company has full and complete right, power, and authority to own its properties and assets, and to carry on its business as a Nevada corporation. The Articles of Incorporation and the Bylaws are in full force and effect, and the Company is not in breach or violation of any of the provisions thereof.

     4.2 Authority Relative to This Agreement. The Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations created by the provisions of this Agreement. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of the Company and no other corporate proceedings on the part of the Company are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance wit its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

     4.3 Absence of Breach; No Consents. The execution, delivery and performance of this Agreement, and the performance by the Company of its obligations created by the provisions of this Agreement do not (a) conflict with, and will not result in a breach of, any of the provisions of the Articles of Incorporation or Bylaws of the Company; (b) contravene any law, rule or regulation of any State or Commonwealth or of the United States of America, or of any applicable foreign jurisdiction, or any order, writ, judgment, injunction, decree, determination, or award affecting or obligating the Company in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; (c) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which the Company is a party, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; or
(d) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would provide a basis for enjoining or otherwise preventing consummation of the Transaction.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                                    OF NEGOR

     Negor represents and warrants the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Company created by the provisions of this Agreement.

     5.1. Organization and Qualification. Negor is a corporation duly organized, validly existing, and in good standing pursuant to laws of the Philippines and has the requisite corporate power and authority to conduct its business as it is now being conducted. The charter document and the Bylaws or similar documents of and for Negor are in full force and effect, and Negor is not in breach or violation of any of the provisions thereof.

     5.2 Authority Relative to This Agreement. This Agreement has been duly and validly executed and delivered by Negor and constitutes a valid and binding obligation of Negor enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally. Negor has all requisite corporate power and authority to enter into this Agreement and to consummate the Transaction, and its doing so has been duly and sufficiently authorized, subject only to governmental regulatory approvals as required by law. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of Negor and no other corporate proceedings on the part of Negor are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction.

     5.3 Absence of Breach; No Consents. The execution, delivery, and performance of this Agreement, and the performance by Negor of its obligations created by the provisions of this Agreement, do not (a) conflict with or result in a breach of any of the provisions of the charter document or Bylaws or similar documents of Negor; (b) contravene any law, ordinance, rule, or regulation of the Philippines any applicable jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or obligates, Negor or all or any part of the Acquired Claims and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Transaction; (c) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which Negor is a party or by which any of the Acquired Claims may be affected or obligated; (d) require the authorization, consent, approval, or license of any third party; or
(e) constitute grounds for the loss or suspension of any permits, licenses, or other authorizations used in connection with the Acquired Claims.

     5.4 Financial Statements. All of the historical financial statements presented in the Financial Statements were prepared from the books and records of Negor. The Financial Statements fairly and accurately present the financial condition of Negor as at the dates and for the periods indicated. Without limiting the foregoing, at the date of the balance sheets included in the Financial Statements Negor owned each of the assets included in preparation of those balance sheets, and the valuation of such assets is not more than their fair saleable value (on an item by item basis) at that date; and Negor had no liabilities for which the Acquired Claims or any part of the Acquired Claims is responsible or liable, other than those included in balance sheets. From the date of this Agreement through the Closing Date Negor will continue to prepare financial statements on the same basis that it has done so in the past, will promptly deliver the same to the Company, and from and after such delivery the foregoing representations will be applicable to each financial statement so prepared and delivered.

     5.5. No Undisclosed Liabilities. Negor has no liabilities relating to or affecting the Acquired Claims which are not adequately presented or reserved against those balance sheets included in the Financial Statements.

     5.6 No Material Adverse Change, etc. Since the date of those balance sheets included in the Financial Statements, there has not been (a) any material adverse change in the condition of the Acquired Claims; (b) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect on the condition of the Acquired Claims, or adversely affecting the Acquired Claims;
(c) any entry into or termination of any material commitment, contract, agreement or transaction affecting the Acquired Claims, other than this Agreement; (d) any transfer of or right granted pursuant to any lease, license, agreement, relating to the Acquired Claims; (e) any sale or other disposition of any of the Acquired Claims, or any mortgage, pledge or imposition of any lien or other encumbrance on any of the Acquired Claims, or any agreement relating to any of the foregoing; or (f) any default or breach in any material respect pursuant to any contract, license or permit held by or for or affecting the Acquired Claims.

     5.7 Taxes. Negor has properly filed or caused to be filed all appropriate income, property and other tax returns, reports, and declarations that are required by applicable law to be tiled by it and that relate to or in any way affect the Acquired Claims and has paid, or made full and adequate provision for the payment of, all appropriate income, property and other taxes properly due for the periods covered by such returns, reports, and declarations, except such taxes, if any, as are adequately reserved against in the Balance Sheets included in the Financial Statements.

     5.8 Litigation (a) No material investigation or review by any governmental or similar agency or authority with respect to the Acquired Claims or the use thereof is pending or, to the best of the knowledge of Negor, threatened, nor has any governmental entity indicated to Negor an intention to conduct the same, and (b) there is no action, suit or proceeding pending or, to the best of the knowledge of Negor, threatened against or affecting the Acquired Claims at law or in equity, or before any governmental department, commission, board, bureau, agency, or instrumentality.

     5.9 Employees, Etc. There are no collective bargaining, bonus, profit sharing, compensation, or other plans, agreements, trusts, funds, or arrangements maintained by Negor for the benefit of directors, officers or employees of Negor whose principal responsibilities relate to the Acquired Claims, and there are no employment, consulting, severance, or indemnification arrangements, agreements, or understandings between Negor, on the one hand, and any current or former directors, officers or other employees (or Affiliates thereof) of Negor whose principal responsibilities relate to the Acquired Claims, on the other hand. Negor is not, and following the Closing will not be, obligated by any express or implied contract or agreement to employ, directly or as consultant or otherwise, any person for any specific period of time or until any specific age whose principal responsibilities relate to, and whose compensation shall be derived from, the operation or exploitation of the Acquired Claims.

     5.10 Compliance With Laws. Each of the Acquired Claims is in substantial compliance with all, and has received no notice of any violation of any, laws or regulations applicable to its operations and exploitation, including, without limitation, the laws and regulations relevant to the use or utilization of premises, or with respect to which compliance is a condition of operating, mining or otherwise exploiting the Acquired Claims, and Negor has all permits, licenses, rights, and other governmental authorizations necessary to conduct, operate and exploit the Acquired Claims. All such permits, licenses, rights, and other governmental authorizations will, as a part and consequence of the Transaction, be transferred to the Mining Company at the Closing.

     5.11 Ownership of Acquired Claims. Negor has good, marketable and insurable title to all real property and all personal property owned by Negor and comprising a part of the Acquired Claims in such a manner as to create the appearance or reasonable expectation that the Acquired Claims are owned or leased by it; such ownership is free and clear of all liens, claims, encumbrances and charges; no other person has any ownership or similar right in, or contractual or other right to acquire any such right in, any of the Acquired Claims; and such ownership will be conveyed to the Mining Company at the Closing pursuant to the Transaction. Negor does not know of any potential action by any party, governmental or other, and no proceedings with respect thereto have been instituted of which Negor has notice, that would materially affect the Mining Company's ability to operate, mine and otherwise exploit each of the Acquired Claims.

     5.12 Contracts. The Acquired Claims are not affected by any contracts, agreements or understandings, whether express or implied, written or verbal, other than this Agreement. Negor is not a party to any executory contract to sell or transfer any part of any of the Acquired Claims.

     5.13 Labor Matters. There are no activities or controversies, including, without limitation, any labor organizing activities, election petitions or proceedings, proceedings preparatory thereto, unfair labor practice complaints, labor strikes, disputes, slowdowns, or work stoppages, pending or, to the best of the knowledge of Negor, threatened, affecting employees of Negor whose principal activities relate to the Acquired Claims.

     5.14 Title to and Utilization of Acquired Claims. Negor has the unfettered right to operate, mine and otherwise exploit the Acquired Claims and is not aware of any claim, notice or threat to the effect that its fight to operate, mine and otherwise exploit the Acquired Claims is subject in any way to any challenge, claim, assertion of rights, proceedings toward condemnation or confiscation, in whole or in part, or is otherwise subject to challenge.

     5.15 Full Disclosure. The documents, certificates, and other writings furnished or to be furnished by or on behalf of Negor to the Company pursuant to the provisions of this Agreement, taken together in the aggregate, do not and will not contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements made, considering the circumstances pursuant to which they are made, not misleading.

     5.16 Actions Since Balance Sheet Dates. Since the date of those balance sheets included in the Financial Statements, Negor has taken no actions that would be prohibited pursuant to the provisions of this Agreement (without the prior consent of the Company) after the date of this Agreement.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     The Company hereby affords Negor the following covenants, thereby agreeing to do or not to do, as the case may be, the following, the fulfillment of each of which shall constitute a condition precedent to the obligations of Negor created by the provisions of this Agreement.

     6.1 Affirmative Covenants. From the date of this Agreement through the Closing Date, the Company will take every action reasonably required of it in order to satisfy the conditions to Closing specified in this Agreement and otherwise to ensure the prompt and expedient consummation of the Transaction substantially as contemplated by this Agreement, and will exert all reasonable efforts to cause the Transaction to be consummated, provided in all instances that the representations and warranties of Negor in this Agreement are and remain true and accurate and that the covenants and agreements of Negor in this Agreement are honored and that the conditions to the obligations of the Company specified in this Agreement are not incapable of satisfaction.

     6.2 Cooperation. The Company shall cooperate with Negor and its counsel, accountants and agents in every way in carrying out the Transaction and in delivering all documents and instruments deemed reasonably necessary or useful by counsel to Negor.

     6.3 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred by the Company in connection with this Agreement and the Transaction shall be paid by the Company.

     6.4 Updating of Exhibits and Disclosure Documents. The Company shall notify Negor of any changes, additions or events which may cause any change in or addition to any schedules or exhibits delivered by it pursuant to this Agreement, promptly after the occurrence of the same and at the Closing by the delivery of updates of all schedules and exhibits. No notification made pursuant to this section shall be deemed to cure any breach of any representation or warranty made in this Agreement, unless Negor specifically agrees thereto in writing nor shall any such notification be considered to constitute or result in a waiver by Negor of any condition specified in this Agreement.


                                   ARTICLE VII
                               COVENANTS OF NEGOR

     Negor hereby affords the Company the following covenants, thereby agreeing to do or not to do, as the case may be, the following, the fulfillment of each of which shall constitute a condition precedent to the obligations of the Company created by the provisions of this Agreement.

     7.1 Affirmative Covenants. From the date of this Agreement through the Closing Date, Negor will take every action reasonably required of it to satisfy the conditions to closing specified in this Agreement and otherwise to ensure the prompt and expedient consummation of the Transaction substantially as contemplated by the provisions of this Agreement, and will exert all reasonable efforts to cause the Transaction to be consummated, provided in all instances that the representations and warranties of the Company in this Agreement are and remain true and accurate and that the covenants and agreements of the Company in this Agreement are correct and that the conditions to the obligations of Negor specified in this Agreement are not incapable of satisfaction and subject, at all times, to the right and ability of the directors of Negor to satisfy their fiduciary obligations.

     7.2 Access and Information. Negor shall afford to the Company and to the Company's accountants, counsel, and other representatives reasonable access during normal business hours throughout the period prior to the Closing to all of Negor's properties, books, instruments, documents, contracts, commitments, records and other information and personnel relating to the Acquired Claims and, during such period, Negor shall furnish promptly to the Company (a) all written communications to its officers, directors, employees or to its shareholders generally relating to the Acquired Claims, and (b) all other information relating to the Acquired Claims as the Company may request, but no investigation pursuant to this section shall affect any representations or warranties of Negor, or the conditions to the obligations of the Company to consummate the Transaction. In the event of the termination of this Agreement, the Company will, and will cause its representatives to, deliver to Negor or destroy all documents, work papers, and other material, and all copies thereof, obtained by it or on its behalf from Negor as a result of this Agreement or in connection with this Agreement, whether so obtained before or after the execution of this Agreement, and will hold in confidence all confidential information that has been designated as such by Negor in writing or by appropriate and obvious notation, and will not use any such confidential information, except in connection with the Transaction, until such time as such information is otherwise publicly available. The Company and its representatives shall assert their rights created by the provisions of this section in such manner as to minimize interference with the business of Negor.

     7.3 No Solicitation. Negor and those persons acting on behalf of Negor will not, and Negor will use its best efforts to cause its officers, employees, agents, and representatives (including any investment banker) to not, directly or indirectly, solicit, encourage, or initiate any discussions with, or negotiate or otherwise deal with, or provide any information to, any person other than the Company and its officers, employees, and agents, relating to the Acquired Claims. Negor will notify the Company immediately upon receipt of any inquiry, offer or proposal relating to any of the foregoing. None of the foregoing shall prohibit providing information to other persons in a manner in keeping with the ordinary conduct of Negor's business, or providing information to government authorities.

     7.4 Conduct of Business Pending Consummation of the Transaction. Prior to the consummation of the Transaction or the termination of this Agreement pursuant to its terms, unless the Company shall otherwise consent in writing, and except as otherwise contemplated by this Agreement, Negor will comply with each of the following:

          7.4.1 Condition of Claims. Negor shall use its best efforts to keep intact the Acquired Claims, keep available the services of the employees of Negor whose principal activities relate to the Acquired Claims and Negor shall notify the Company immediately of any event or occurrence or emergency material to, or affecting any material part of, the Acquired Claims.

          7.4.2 Restriction on Borrowing. Negor shall not create, incur or assume any long-term or short-term indebtedness for money borrowed or make any expenditures or commitment for expenditures affecting the Acquired Claims.

          7.4.3  Restriction  on  Alienation.   Negor  shall  not  sell,  lease,
     mortgage, encumber, or otherwise dispose of or grant any interest in any of the Acquired Claims.

          7.4.4 Restriction on Contracts. Negor shall not enter into, or terminate, any material right, contract, agreement, grant, commitment, license, permit, or understanding relating to or affecting the Acquired Claims.

          7.4.5 Continued Restrictions. Negor shall not enter into any agreement, commitment, or understanding, whether in writing or otherwise, with respect to any of the matters referred to in Paragraphs 7.4.1 through 7.4.4, inclusive, of this Agreement.

          7.4.6 Tax Matters. Negor will continue to file properly and promptly when due all tax returns, reports, and declarations required to be filed by it relating to the Acquired Claims, and will pay, or make full and adequate provision for the payment of, all taxes and governmental charges due from or payable by it relating to the Acquired Claims.

          7.4.7 Compliance with Laws. Negor will comply with all laws and regulations relating to the Acquired Claims.

     7.5 Cooperation. Negor will cooperate with the Company and its counsel, accountants, and agents in every way in consummating and closing the Transaction and in delivering all documents and instruments deemed reasonably necessary or useful by the Company.

     7.6 Expenses. Whether or not the transaction is consummated, all costs and expenses incurred by Negor in connection with this Agreement and the Transaction shall be paid by Negor.

     7.7 Publicity. Prior to the Closing any written news releases by Negor relating to this Agreement or the Transaction shall be submitted to the Company for review and approval prior to release by Negor, and shall be released only in a form approved by the Company.

     7.8 Updating of Exhibits and Disclosure Documents. Negor shall notify the Company of any changes, additions, or events which may cause any change in or addition to any schedules or exhibits delivered by it pursuant to this Agreement promptly after the occurrence of the same and again at the Closing by delivery of appropriate updates to all such schedules and exhibits. No such notification made pursuant to this section shall be deemed to cure any breach of any representation or warranty made in this Agreement, unless the Company specifically agrees thereto in writing nor shall any such notification be considered to constitute or result in a waiver by the Company of any condition specified in this Agreement.

                                  ARTICLE VIII
                CONDITIONS TO CLOSING AND OBLIGATIONS OF PARTIES

     8.1 Conditions to Obligation of the Company. The obligations of the Company to consummate the Transaction are subject to the satisfaction, at or before the Closing, of all the following conditions. The Company may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any of its other rights or remedies, at law or in equity, if Negor should be in default of any of its representations, warranties, or covenants specified by the provisions of this Agreement.

          8.1.1 Receipt of Approvals. This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties required to consummate the Transaction.

          8.1.2  Absence  of  Litigation.   There  shall  not  be  in  effect  a
     preliminary or permanent injunction or other order by any court or similar authority which prohibits the consummation of the Transaction.

          8.1.3 Performance by Negor. Negor shall have performed in all material respects each of its agreements and obligations specified in this Agreement and required to be performed on or prior to the Closing and shall have complied with all material requirements, rules, and regulations of all regulatory authorities having jurisdiction relating to the Transaction.

          8.1.4 Condition of Acquired Claims. No material adverse change shall, in the judgment of the Company, have occurred regarding the condition of the Acquired Claims since the date of those balance sheets included in the Financial Statements, other than those, if any, that result from the changes permitted by, and transactions contemplated by, this Agreement.

          8.1.5 Correctness of Representations and Warranties. The representations and warranties of Negor specified in this Agreement shall be true in all material respects as of the date of this Agreement and, except in such respects as, in the judgment of the Company, do not materially and adversely affect the condition of the Acquired Claims, as of the Closing Time as if made as of such time.

          8.1.6 Approval by the Board of Directors of Negor. The entering into, signing, and delivery of this Agreement by Negor and the consummation of the Transaction have been approved by the Board of the Directors of Negor.

          8.1.7 Receipt of Officer's Certificate. The Company shall have received from Negor an officer's certificate, executed by the Chief Executive Officer and the Chief Financial Officer of Negor (in their capacities as such) dated the Closing Date, as to the satisfaction of the conditions in paragraphs
     8.1.1 through 8.1.5, inclusive, of this Agreement.

          8.1.8 Opinion of Counsel. The Company shall have received, on and as of the Closing Date, an opinion of counsel to Negor, as to the matters set forth in Sections 5.1. 5.2, 5.3, 5.8, 5.9, 1.10, 5.12, 5.13, 5.15 and 5.16
     of this Agreement (to the best of the knowledge of such counsel, if appropriate, all subject to customary limitations reasonably acceptable to counsel to the Company; and such other closing documents and instruments as the Company shall request, in each case reasonably satisfactory in form and substance to the Company and its counsel.

          8.1.9 Lessor's Certificate. The Company shall have received from each lessor with whom Negor has a material (as reasonably determined by the Company) lease of real property, which lease comprises part of the Acquired Claims, certificates satisfactory in form and substance to the Company and its counsel as to the continuing validity of such leases and the absence of any basis for the termination thereof.

          8.1.10 BMG Geological Evaluation Report. The Company shall have received from Negor a copy of the official BMG Geological Evaluation Report, satisfactory in form and substance to the Company and its counsel.

          8.1.11 ECC. The Company shall have received from Negor a copy of the ECC, satisfactory in form and substance to the Company and its counsel.

          8.1.12 MPSA. The Company shall have received from Negor a copy of the MPSA, satisfactory in form and substance to the Company and its counsel.

          8.1.13 Negor's Charter Documents. The COmpany shall have received from Negor a copy of Negor's Articles (or similar charter documents), certified by the Philippine agency with which those charter documents are filed.

          8.1.14 Certificate of Good Standing. The Company shall have received from Negor a Certificate of Good Standing (or similar document) signed and sealed by the Philippine regulatory agency with which Negor's charter documents are filed, dated within sixty (60) days of the Closing Date.

          8.1.15 Negor's Bylaws. The Company shall have received from Negor a copy of Negor's Bylaws (or similar governing rules), accompanied by an officer's certificate signed by the President and Secretary of Negor attesting to the fact that such Bylaws (or similar governing rules) have been duly adopted and serve as the Bylaws (or similar governing rules) of Negor.

          8.1.16 Financial Statements. The Company shall have received from Negor a copy of the Financial Statements.

     8.2 Conditions to Obligation of Negor. The obligations of Negor to consummate the Transaction are subject to the satisfaction, at or before the Closing, of all the following conditions. Negor may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Negor of any of its other rights or remedies, at law or in equity, if the Company should be in default of any of its representations, warranties, or covenants specified by the provisions of this Agreement.

          8.2.1 Receipt of Approvals. This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties required by law to consummate the Transaction.

          8.2.2  Absence  of  Litigation.   There  shall  not  be  in  effect  a
     preliminary or permanent injunction or other order by any court or similar authority which prohibits the consummation of the Transaction.

          8.2.3 Performance of Obligations. The Company shall have performed in all material respects its agreements and obligations specified in this Agreement required to be performed on or prior to the Closing.

          8.2.4 Accuracy of Representations and Warranties. The representations and warranties of the Company specified in this Agreement shall be true in all material respects as of the date of this Agreement.

          8.2.5 Receipt of Officers Certificate. Negor shall have received from the Company an officers' certificate, executed by the Chief Financial Officer and the Chief Executive Officer of the Company (in their capacities as such), dated the Closing Date, as to the satisfaction of the conditions of Sections 4.1 through 4.3, inclusive, of this Agreement.

          8.2.6 Payment Upon Signing This Agreement. On the date that the Company signs and delivers this Agreement to Negor, the Company shall pay or cause to be paid to Negor the principal amount of Fifty Thousand United

     Dollars ($50,000.00).

          8.2.7 Subsequent Payment by the Company. No later than September 30, 1998, from funds contributed to the capital of the Company for the purpose of developing the Project, the Company shall pay or cause to be paid to Negor the principal amount of Fifty Thousand United States Dollars ($50,000.00); provided, however, in the event that such payment is delayed because of any review or other action taken by any regulatory agency having jurisdiction of the method pursuant to which the Company anticipates receiving those funds, the Company shall provide written notice to Negor immediately of the occurrence of that event, and such amount shall be paid by the Company no later than October 31, 1998.

          8.2.8 Payment by the Manufacturing Company. At such time as all feasibility studies and similar studies and reports are completed which are necessary or appropriate for the construction and operation of the Manufacturing Facilities and which will be required prior to the receipt of the funds required to finance construction of the Manufacturing Facilities, which funds may be contributions to capital and proceeds from one or more borrowing transactions, or either or them, the Manufacturing Company shall pay to Negor One Million United States Dollars ($1,000,000.00). In connection with any and all such borrowing transactions, the Acquired Claims may be utilized as collateral or otherwise be pledged to enhance the credit of the borrower.

          8.2.9 Approval by the Board of Directors of the Company. The entering into, signing and delivery of this Agreement and the consummation of the Transaction by the Company shall have been approved by the Board of Directors of the Company.

     8.3 Obligations of the Company to Negor upon the Signing and Delivery of this Agreement. On the date that this Agreement is signed and delivered by the Company and Negor, the Company shall deliver to Negor a certified or cashier's checks payable to Negor in the principal amount of Fifty Thousand United States Dollars ($50,000.00).

     8.4 Obligations of Parties at Closing.

          8.4.1 Negor to the Company. On the Closing Date, Negor shall deliver to the Company the following instruments and documents:

               8.4.1.1 Consents. All consents necessary to Transaction.

               8.4.1.2 Officers' Certificates. Officers' certificate pursuant to the provisions of Paragraph 8.1.7 of this Agreement.

               8.4.1.3 Opinion of Counsel. Opinion of counsel pursuant to the provisions of Paragraph 8.1.8 of this Agreement.

               8.4.1.4   Lessor's   Certificate.    The   lessor's   certificate
          contemplated by the provisions of Paragraph 8.1.9 of this Agreement.

               8.4.1.5 BMG Geological Evaluation Report. A copy of the official BMG Geological Evaluation Report, satisfactory in form and substance to the Company and its counsel.

               8.4.1.6 ECC. A copy of the ECC, satisfactory in form and substance to the Company and its counsel.

               8.4.1.7 MPSA. A copy of the MPSA, satisfactory in form and substance to the Company and its counsel.

               8.4.1.8 Negor's Charter Document. A copy of Negor's Articles (or similar charter document).

               8.4.1.9 Negor's Bylaws. A copy of Negor's Bylaws (or similar governing rules).

               8.4.1.10   Financial   Statements.   A  copy  of  the   Financial
          Statements.

               8.4.1.11 Certificate of Good Standing. The Certificate of Good Standing contemplated by the provisions of Paragraph 8.1.14 of this Agreement.

          8.4.2 The Company to Negor. On the Closing Date, the Company shall deliver to Negor all consents necessary to consummate the Transaction.

                                   ARTICLE IX
                                 INDEMNIFICATION

     9.1. Indemnification By The Company. The Company shall defend, indemnify and hold harmless Negor, its officers, directors, stockholders, representatives, agents, accountants, attorneys, servants and employees, and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

          9.1.1. Failure of Representation or Warranty. Any misrepresentation or breach by the Company of any representation or warranty specified in this Agreement.

          9.1.2. Breach of Agreement. Any nonfulfillment, failure to comply or breach by the Company of or with any covenant, promise or agreement of the Company specified in this Agreement.

     9.2. Indemnification by Negor. Negor shall defend, indemnify and bold harmless the Company and its respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

          9.2.1. Failure of Representation or Warranty. Any misrepresentation, omission or breach by Negor of any representation or warranty specified in this Agreement.

          9.2.2. Breach of Agreement. Any nonfulfillment, failure to comply or breach by Negor of or with any covenant, promise or agreement of Negor specified in this Agreement.

                                    ARTICLE X
                          TERMINATION, AMENDMENT WAIVER

     10.1 Termination. This Agreement and the Transaction may be terminated at any time prior to the Closing.

          10.1.1 Mutual Consent. By mutual consent of the Company and Negor; or

          10.1.2 Occurrence of Material Breach. By either Negor or the Company, upon written notice to the other, if the conditions to such party's obligations to consummate the Transaction, in the case of the Company, as provided in Section

     8.1 of this Agreement, or, in the case of Negor, as provided in Section 8.2 of this Agreement, were not, or cannot reasonably be, satisfied on or before December 31, 1999, unless the failure of condition is the result of the material breach of this Agreement by the party seeking to terminate.

     10.2 Waiver. At any time prior to the Closing Date, the Company or Negor, by action taken by their respective Boards of Directors, may (a) extend the time for the performance of any of the obligations or other acts of the other specified in this Agreement, (b) waive any inaccuracies in the representations and warranties specified in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance with any of the agreements or conditions specified in this Agreement. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if specified in an instrument in writing signed on behalf of such party.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     11.1. Notices. Any notice, direction or instrument required or permitted to be given pursuant to this Agreement shall be given in writing by (a) telegram, facsimile transmission or similar method, if confirmed by mail as herein provided, by mail; (b) if mailed postage prepaid, by certified mail, return receipt requested; or (iii) hand delivery to any party at the addresses of the parties specified, below. If given by telegram or facsimile transmission or similar method or by hand delivery, such notice, direction or instrument shall be deemed to have been given or made on the day on which it was given, and if mailed, shall be deemed to have been given or made on the second (2nd) business day following the day after which it was mailed. Any party may, from time to time by similar notice, give notice of any change of address, and in such event, the address of such party shall be deemed to be changed accordingly. The address, telephone number and facsimile transmission number for the notice of each party are:

        If to Company:           Nevada Utah Gold Inc.
                                 do Suite 800
                                 411 Newport Place
                                 Newport Beach, California 92660

        If to Negor:             Negor RR Cement Corporation c/o Fifth Floor
                                 Cocolife Building
                                 Ayala Avenue, Marati, Metro Manila

     11.2. Recovery of Enforcement Costs. In the event either party incurs any expense, including attorneys' fees, by reason of any default or alleged default by the other party, the party prevailing in any action or proceeding brought to resolve the issue of any such default or alleged default shall be entitled to recover such prevailing party's expenses incurred to prosecute or defend such action or proceeding, including, without limitation, actual attorneys' fees and costs incurred preparatory to such prosecution and defense. Moreover, while a court of competent jurisdiction may assist in determining whether or not the fees actually incurred are reasonable under the circumstances then existing, that court shall not to be governed by any judicially or legislatively established fee schedule, and said fees and costs are to include those as may be incurred on appeal of any issue and all of which fees and costs shall be included as part of any judgment, by cost bill or otherwise, and where applicable, any appellate decision rendered in or arising out of such action or proceeding. For purposes of this Agreement, in any action or proceeding instituted by a party based upon any default or alleged default of this Agreement by the other party, the prevailing party shall be that party in any such action or proceeding (i) in whose favor a judgment is entered, or (ii) prior to trial, hearing or judgment such other party shall pay all or any portion of amounts claimed by the party seeking payment, or such other party shall eliminate the condition, cease the act, or otherwise cure the omission claimed by the party initiating such action or proceeding.

     11.3. Assignment. Each party shall have the right, without the consent of the other party, to assign, transfer, sell, pledge, hypothecate, delegate, or otherwise transfer, whether voluntarily, involuntarily or by operation of law, any of such party's rights or obligations created by the provisions of this Agreement.

     11.4. Captions and Interpretations. Captions of the articles, sections and paragraphs of this Agreement are for convenience and reference only, and the works specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if prepared by all parties and not strictly for or against any party. Each party and counsel for such party have reviewed this Agreement. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

     11.5. Entire Agreement. This Agreement is the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants between the parties with respect to the subject matter of this Agreement, and this Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among the parties, their respective representatives, and any other person, with respect to the subject matter specified in this Agreement. This

Agreement may be amended only by an instrument in writing which expressly refers to this Agreement and specifically indicates that such instrument is intended to amend this Agreement and is signed by each of the parties. Each parry represents, warrants and covenants that in executing this Agreement that such party has relied solely on the terms, conditions and provisions specified in this Agreement. Each of the parties additionally represents, warrants and covenants that in executing and delivering this Agreement that such parry has placed no reliance whatsoever on any statement, representation, warranty, covenant or promise of the other party, or any other person, not specified expressly in this Agreement, or upon the failure of the other party or any other person to make any statement, representation, warranty, covenant or disclosure of any nature whatsoever. The parties have included this section to preclude (i) any claim that either party was in any manner whatsoever induced fraudulently to enter into, execute and deliver this Agreement, and (ii) the introduction of parol evidence to vary, interpret, supersede, modify, amend, annul, supplement or contradict the terms, conditions and provisions of this Agreement.

     11.6. Choice of Law and Jurisdiction. The Company is a Nevada corporation with publicly traded stock issued and outstanding. As a result, the Company is subject to the jurisdiction of numerous regulatory agencies in the United States of America, including, but not limited to, the Commission. In that regard, this Agreement shall be deemed to have been entered into in the State of Nevada, United States of America. All questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada without regard to conflicts of law principles.

     11.7. Waiver and Modification. No modification, supplement or amendment of this Agreement or of any covenant, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duly executed by both parties. No waiver of any covenant, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duty executed by the party making the waiver. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

     11.8. Number and Gender. Whenever the singular number is used in this Agreement and, when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa, and the word "person" shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

     11.9. Successors and Assigns. This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties. Nothing specified in this section, however, shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

     11.10. Third Party Beneficiaries. Except as expressly specified by the provisions of this Agreement, this Agreement shall not be construed to confer upon or give to any person, other than the parties hereto, any right, remedy or claim pursuant to, or by reason of, this Agreement or of any term or condition of this Agreement.

     11.11. Severability. In the event any part of this Agreement, for any reason, is determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter determined to be invalid.

     11.12. Governmental Rules and Regulations. The Transaction and the relationships contemplated by the provisions of this Agreement are and shall remain subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the Transaction and those relationships.

     11.13. Execution in Counterparts. This Agreement may be prepared in multiple copies and forwarded to each of the parties for execution. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement which is not otherwise separable or divisible. Counsel for the Company shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty (30) days after the receipt by such counsel of the last signed copy, and such counsel shall cause one such conformed copy to be filed in the principal office of such counsel.

     11.14. Reservation of Rights. The failure of any party at any time or times hereafter to require strict performance by any other party of any of the warranties representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect of diminish any right of such party failing to require strict performance to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms, and conditions specified in this Agreement. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of any party, its agents, trustees, officers, or employees and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to any non-waiving party specifying such waiver, and each party reserves such party's rights to insist upon strict compliance herewith at all times.

     11.15. Survival of Covenants, Representations and Warranties. All covenants, representations, and warranties made by each party to this Agreement shall be deemed made for the purpose of inducing the other party to enter into and execute this Agreement. The representations, warranties, and covenants specified in this Agreement shall survive the Closing and shall survive any investigation by either party whether before or after the execution of this Agreement. The covenants, representations, and warranties of the Company and Negor are made only to and for the benefit of the other and shall not create or vest rights in other persons.

     11.16. Concurrent Remedies. No right or remedy specified in this Agreement conferred on or reserved to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which any party may have, either at law, in equity, or pursuant to the provisions of this Agreement.

     11.17 Force Majeure. a. If any party is rendered unable, completely or partially, by the occurrence of an event of "force majeure" (defined later in this section) to perform such party's obligations created by the provisions of this Agreement, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure" shall be suspended during, but no longer than, the continuance of the event of "force majeure.' The party affected by such event of "force majeure" shall use all reasonable diligence to resolve) eliminate and terminate the event of "force majeure" as quickly as practicable.

     b. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as hereinabove specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned.

     c. The term "force majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightening, fire, public demonstration, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.

     11.18 Arbitration. In the event that there shall be a dispute arising out of or relating to this Agreement, the Transaction, any document referred to herein or related to the subject matter hereof, or the subject matter of any of the same, the parties agree that such dispute shall be submitted to binding arbitration, upon the written request of one party after the service of that request on the other party, as follows:

     a. Any dispute relating to the operations of the Mining Company in the Philippines, the operations of the Manufacturing Company in the Philippines, or the Project in the Philippines, or any dispute relating to the Acquired Claims, shall be settled by arbitration in the Philippines. The parties shall each appoint one person to hear and determine the dispute. If these two arbitrators cannot agree, then the two arbitrators shall choose a third impartial arbitrator whose decision shall be final and conclusive on both parties. The cost of the arbitration shall be borne by the losing party or in such proportions as the arbitrators decide.

     b. Any other dispute shall be submitted to binding arbitration pursuant to the auspices of, and pursuant to the rules of, the American Arbitration Association and the Nevada arbitration rules and procedures then in effect, or such other procedures as the parties may agree to at the time, before a tribunal of three (3) arbitrators, one of which shall be selected by each of the parties to the dispute, and the third of which shall be selected by the two arbitrators so selected. Any award issued as a result of such arbitration shall be final and obligate the parties, and shall be enforceable in any court having jurisdiction over the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have executed this Option Agreement in duplicate on the date specified in the preamble of this Agreement.

Negor RR Cement Corporation,
a Philippine corporation


By:  /s/ ANTONIO ERNESTO RODRIGUEZ
     -------------------------------
     Antonio Ernesto Rodriguez

Its: President/Director



Nevada Utah Gold Inc.,
a Nevada corporation

By:  /s/ DENNIS MILINE
     -------------------------------
     Dennis Milne

Its: President/Director

                                 ACKNOWLEDGEMENT

REPUBLIC OF THE PHIL.    )
                         )  ss.
CITY OF PASIG            )



On 16th July 1998, before me, Notary Public, personally appeared Antonio Ernesto Rodriguez (personally known to me or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to this instrument, and acknowledged to me that he/she/they executed this instrument in his/her/their authorized capacity/capacities, and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.



                                                            [SEAL]

     WITNESS my hand and official seal.


Signature: _______________________________